UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS EQUITY TRUST

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

FORM N-Q

JANUARY 31, 2013

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited)	January 31, 2013

SECURITY	SHARES	VALUE
COMMON STOCKS - 56.2%
CONSUMER DISCRETIONARY - 1.2%
Media - 1.2%
Regal Entertainment Group, Class A Shares	170,000	$2,538,100

CONSUMER STAPLES - 5.7%
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	15,300	1,565,802

Food Products - 1.1%
H.J. Heinz Co.	37,000	2,243,310

Household Products - 3.8%
Kimberly-Clark Corp.	50,000	4,475,500
Procter & Gamble Co.	47,000	3,532,520

Total Household Products		8,008,020

TOTAL CONSUMER STAPLES		11,817,132

ENERGY - 1.8%
Energy Equipment & Services - 1.8%
Diamond Offshore Drilling Inc.	25,200	1,892,268
Seadrill Partners LLC	64,000	1,852,800

TOTAL ENERGY		3,745,068

FINANCIALS - 14.7%
Capital Markets - 2.7%
Ares Capital Corp.	96,000	1,719,360
Medley Capital Corp.	263,000	3,997,600

Total Capital Markets		5,716,960

Real Estate Investment Trusts (REITs) - 12.0%
American Capital Agency Corp.	109,500	3,463,485
Annaly Capital Management Inc.	114,550	1,703,359
Apartment Investment and Management Co., Class A Shares	24,800	676,544
Campus Crest Communities Inc.	65,000	785,200
CYS Investments Inc.	186,400	2,423,200
DCT Industrial Trust Inc.	75,700	534,442
EPR Properties	14,000	656,040
Excel Trust Inc.	58,000	729,640
First Potomac Realty Trust	11,381	155,920
Hatteras Financial Corp.	58,500	1,584,180
Highwoods Properties Inc.	26,200	943,200
Hospitality Properties Trust	59,000	1,487,980
Inland Real Estate Corp.	102,300	928,884
Liberty Property Trust	12,400	485,708
Mack-Cali Realty Corp.	15,200	412,984
OMEGA Healthcare Investors Inc.	40,500	1,035,180
Ramco-Gershenson Properties Trust	39,800	601,776
Retail Properties of America Inc., Class A Shares	35,500	459,370
Senior Housing Properties Trust	50,000	1,204,500
Spirit Realty Capital Inc.	73,000	1,420,580
Starwood Property Trust Inc.	71,560	1,834,798
Urstadt Biddle Properties, Class A Shares	22,000	445,280
Westfield Group	93,900	1,094,733

Total Real Estate Investment Trusts (REITs)		25,066,983

TOTAL FINANCIALS		30,783,943

HEALTH CARE - 8.7%
Pharmaceuticals - 8.7%
Bristol-Myers Squibb Co.	92,000	3,324,880
GlaxoSmithKline PLC, ADR	110,000	5,017,100
Johnson & Johnson	18,000	1,330,560
Merck & Co. Inc.	59,000	2,551,750

See Notes to Schedule of Investments.

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY	SHARES	VALUE
Pharmaceuticals - 8.7%(continued)
Novartis AG, ADR	43,000	$2,916,260
Pfizer Inc.	110,000	3,000,800

TOTAL HEALTH CARE		18,141,350

INDUSTRIALS - 4.9%
Aerospace & Defense - 1.5%
Lockheed Martin Corp.	35,000	3,040,450

Electrical Equipment - 0.8%
Eaton Corp. PLC	30,200	1,719,890

Trading Companies & Distributors - 2.6%
TAL International Group Inc.	130,000	5,447,000

TOTAL INDUSTRIALS		10,207,340

INFORMATION TECHNOLOGY - 7.7%
Computers & Peripherals - 2.7%
Apple Inc.	2,250	1,024,447
Seagate Technology PLC	135,000	4,587,300

Total Computers & Peripherals		5,611,747

IT Services - 0.8%
Paychex Inc.	50,000	1,631,500

Semiconductors & Semiconductor Equipment - 2.4%
Intel Corp.	118,970	2,503,129
Microchip Technology Inc.	77,000	2,575,650

Total Semiconductors & Semiconductor Equipment		5,078,779

Software - 1.8%
CA Inc.	40,000	992,800
Microsoft Corp.	105,000	2,884,350

Total Software		3,877,150

TOTAL INFORMATION TECHNOLOGY		16,199,176

MATERIALS - 2.1%
Paper & Forest Products - 2.1%
International Paper Co.	108,000	4,473,360

TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 5.7%
AT&T Inc.	113,000	3,931,270
CenturyLink Inc.	70,000	2,831,500
Verizon Communications Inc.	89,000	3,881,290
Windstream Corp.	137,200	1,336,328

Total Diversified Telecommunication Services		11,980,388

Wireless Telecommunication Services - 2.0%
Vodafone Group PLC, ADR	153,000	4,179,960

TOTAL TELECOMMUNICATION SERVICES		16,160,348

UTILITIES - 1.7%
Electric Utilities - 0.9%
Great Plains Energy Inc.	90,000	1,926,000

Multi-Utilities - 0.8%
Integrys Energy Group Inc.	22,000	1,203,180
National Grid PLC	41,800	458,428

Total Multi-Utilities		1,661,608

TOTAL UTILITIES		3,587,608

TOTAL COMMON STOCKS (Cost - $109,561,511)		117,653,425

See Notes to Schedule of Investments.

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	SHARES	VALUE
PREFERRED STOCKS - 4.4%
FINANCIALS - 1.6%
Real Estate Investment Trusts (REITs) - 1.6%
Ashford Hospitality Trust, Series E	9.000%	27,480	$742,510
Glimcher Realty Trust, Series H	7.500%	29,000	746,170
LaSalle Hotel Properties, Series H	7.500%	4,015	104,189
Pebblebrook Hotel Trust, Series A	7.875%	16,400	426,072
Retail Properties of America Inc., Cumulative	7.000%	16,000	399,200	*
Urstadt Biddle Properties Inc., Cumulative, Series F	7.125%	37,500	993,750	*

TOTAL FINANCIALS			3,411,891

INDUSTRIALS - 2.3%
Industrial Conglomerates - 2.3%
United Technologies Corp.	7.500%	82,000	4,669,080

UTILITIES - 0.5%
Electric Utilities - 0.5%
PPL Corp.	8.750%	20,000	1,093,800

TOTAL PREFERRED STOCKS (Cost - $8,846,138)			9,174,771

CONVERTIBLE PREFERRED STOCKS - 7.5%
FINANCIALS - 2.7%
Insurance - 2.5%
MetLife Inc.	5.000%	109,000	5,318,110

Real Estate Investment Trusts (REITs) - 0.2%
Health Care REIT Inc.	6.500%	7,800	455,130

TOTAL FINANCIALS			5,773,240

UTILITIES - 4.8%
Electric Utilities - 4.8%
NextEra Energy Inc.	5.889%	120,000	6,165,600
PPL Corp.	9.500%	71,000	3,838,260

TOTAL UTILITIES			10,003,860

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $15,104,049)			15,777,100

	SHARES/UNITS
MASTER LIMITED PARTNERSHIPS - 26.6%
Diversified Energy Infrastructure - 8.8%
Energy Transfer Equity LP	140,000	7,078,400
Energy Transfer Partners LP	33,000	1,550,670
Enterprise Products Partners LP	84,000	4,760,280
Genesis Energy LP	73,000	2,941,170
Regency Energy Partners LP	54,200	1,339,824
Williams Partners LP	14,000	710,360

Total Diversified Energy Infrastructure		18,380,704

Exploration & Production - 1.2%
Eagle Rock Energy Partners LP	275,000	2,604,250

Financials - 2.6%
Och-Ziff Capital Management Group LLC	555,000	5,494,500

Gathering/Processing - 6.8%
Access Midstream Partners LP	59,000	2,152,320
Copano Energy LLC	56,000	2,181,760
DCP Midstream Partners LP	33,755	1,522,688
EQT Midstream Partners LP	38,700	1,366,884
MarkWest Energy Partners LP	36,000	1,987,920
Southcross Energy Partners LP	36,592	860,644	*
Summit Midstream Partners LP	90,000	1,968,300	*

See Notes to Schedule of Investments.

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY			SHARES/UNITS	VALUE
Gathering/Processing - 6.8% (continued)
Targa Resources Partners LP			30,000	$1,204,800
Western Gas Partners LP			18,000	946,260

Total Gathering/Processing				14,191,576

Liquids Transportation & Storage - 6.2%
Delek Logistics Partners LP			42,000	1,087,380
Enbridge Energy Partners LP			94,000	2,818,120
Lehigh Gas Partners LP			50,000	995,500
Magellan Midstream Partners LP			27,300	1,381,653
MPLX LP			48,800	1,679,696
Plains All American Pipeline LP			37,000	1,949,900
Sunoco Logistics Partners LP			7,670	465,262
Susser Petroleum Partners LP			59,000	1,711,000
Tesoro Logistics LP			18,900	831,600

Total Liquids Transportation & Storage				12,920,111

Natural Gas Transportation & Storage - 0.1%
Boardwalk Pipeline Partners LP			8,598	236,703

Shipping - 0.9%
Golar LNG Partners LP			65,000	1,917,500

TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $48,436,235)				55,745,344

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BOND & NOTES - 0.6%
FINANCIALS - 0.6%
Capital Markets - 0.6%
Charles Schwab Corp., Notes (Cost - $1,000,000)	7.000%	2/1/22	$1,000,000	$1,157,640	(a)(b)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $182,947,933)				199,508,280

SHORT-TERM INVESTMENTS - 4.8%
Repurchase Agreements - 4.8%
Interest in $675,000,000 joint tri-party repurchase agreement dated 1/31/13 with RBS Securities Inc.; Proceeds at maturity - $10,040,036; (Fully collateralized by various U.S. government obligations, 0.000% to 11.250% due 2/15/15 to 8/15/41; Market value - $10,240,834) (Cost - $10,040,000)	0.130%	2/1/13	10,040,000	10,040,000

TOTAL INVESTMENTS - 100.1% (Cost - $192,987,933#)				209,548,280
Liabilities in Excess of Other Assets - (0.1)%				(259,885)

TOTAL NET ASSETS - 100.0%				$209,288,395

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (formerly Legg Mason ClearBridge Tactical Dividend Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Common stocks	$117,653,425	—	—	$117,653,425
Preferred stocks	9,174,771	—	—	9,174,771
Convertible preferred stocks	15,777,100	—	—	15,777,100
Master limited partnerships	55,745,344	—	—	55,745,344
Corporate bonds & notes	—	$1,157,640	—	1,157,640

Total long-term investments	$198,350,640	$1,157,640	—	$199,508,280

Short-term investments†	—	10,040,000	—	10,040,000

Total investments	$198,350,640	$11,197,640	—	$209,548,280

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. The Fund may invest up to 25% of its total net assets in the securities of Master Limited Partnerships (“MLPs”) whose primary business is in the oil and gas, natural resources or commodities industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units

Notes to Schedule of Investments (unaudited) (continued)

are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,233,543
Gross unrealized depreciation	(1,673,196)

Net unrealized appreciation	$16,560,347

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended January 31, 2013, the Fund did not invest in any derivative instruments.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 26, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2013